UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2009
SPARTON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-1000 (Commission File Number)	38-1054690 (IRS Employer Identification No.)

2400 East Ganson Street Jackson, Michigan (Address of Principal Executive Offices)	49202 (Zip Code)
Registrant’s telephone number, including area code: (517) 787-8600
N/A

(Former Name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     Sparton Corporation, an Ohio corporation (the “Company”) is holding a call on Wednesday May 20, 2009 at 1:30 p.m. EDT to update interested parties regarding the Company’s fiscal year 2009 third quarter financial results, provide a general business update, provide an update as to the Company’s NYSE status and respond to investor questions. Interested parties may participate in the conference call by dialing +1 (800) 909-7810 fifteen minutes before the call is scheduled to begin and asking to be connected to the Company’s conference call.
     The webcast link for the slide presentation that will be referenced during the call is:
     https://www.livemeeting.com/cc/gc_min_pro_usa/join?id=4P57DZ&role=attend
     The script for the call is attached as Exhibit 99.1 and the slide presentation is attached as Exhibit 99.2, and are incorporated herein by reference. The slide presentation and a replay of the live conference call will be available on the Company’s website at www.sparton.com under the heading “Investor Relations” and, subsequently “May 20, 2009 Investor & Analyst Call,” for a period of two (2) years after the date of the live call.
     The information set forth herein, including Exhibits 99.1 and 99.2, is furnished pursuant to Item 7.01—Regulation FD Disclosure and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Script for conference call dated May 20, 2009.

Exhibit 99.2	Slide presentation for conference call dated May 20, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTON CORPORATION
Dated: May 20, 2009	By:	/s/ Cary B. Wood
Cary B. Wood
President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Script for conference call dated May 20, 2009.

Exhibit 99.2	Slide presentation for conference call dated May 20, 2009.